EXHIBIT 10.34

INDO-PACIFIC ENERGY LIMITED
Indo-Pacific House
284 Karori Road
PO Box 17258                            Tel: (64-4-476 2717)
249 Karori Road                         Fax: (64-4-476 0120)
Wellington, NEW ZEALAND                 Mob: (64-21-669358)


To:                 Bligh Oil & Minerals NL

Attention:          Neil Malloy, Chief Executive Officer

Cc:                 Euro Pacific Energy Pty Ltd.
                    Attention: Ivan Burgess


                                   2 May 1997

                    PEP 38716 Option Agreement

Further to my communication last night, I have now had the opportunity to discuss with Bruce Phillips the structure of Australian Worldwide Exploration NL.

We are comfortable with the potential participation of Australian
Worldwide in PEP 38716, and also wish to advise that Indo-Pacific would like to take up Bligh's offer dated 10 April to participate pro rata in the Option Agreement with them.

We apologize for this late response on Bligh's offer.

We would assign interest from both Durum Energy Corp. and Durum
Energy (NZ) Ltd., should the option be exercised.

Best Regards,


/s/ David Bennett
D J Bennett

for and on behalf of Iremco Group companies in PEP 38716

                   EURO PACIFIC ENERGY PTY LTD.


Registered Office:       133 Edward Street, Perth WA 6000
Postal Address:          PO Box 8260, Perth Business Centre,
                         Perth WA 6849
Phone:                   (08) 9227 7768
Fax:                     (08) 9227 9079



TO:  Marabella Enterprises Limited           Terry Russell
                                             07 3 221 6625
     Indo-Pacific Energy Pty Ltd.            Dave Bennett

RE:  Option

FROM:     Ivan Burgess

DATE:     12 May 1997

Our Ref: 250/3.8

              Number of pages 1 (including this one)

The undersigned has at last established contact with Bruce Phillips. Following those discussions, Euro Pacific Energy Pty Ltd., advises that it will participate in the option agreement. Should circumstances cause the option not to be exercised, Euro Pacific Energy Pty Ltd requires immediate notification.

Regards


Ivan Burgess